CREATING THE LEADING INTEGRATED POWER COMPANY INVESTOR PRESENTATION / OCTOBER 30, 2017 Exhibit 99.2

AGENDA I Welcome and Safe Harbor II Transaction Highlights III Financial Highlights IV Closing

SAFE HARBOR STATEMENTS Cautionary Note Regarding Forward-Looking Statements The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra Energy and Dynegy operate and beliefs of and assumptions made by Vistra Energy’s management and Dynegy’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performances, that could significantly affect the financial results of Vistra Energy or Dynegy or the combined company. All statements, other than statements of historical facts, are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “might”, “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “shall,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would,” “guidance,” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra Energy and Dynegy believe that in making any such forward-looking statement, Vistra Energy’s and Dynegy’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including but not limited to (i) the failure to consummate or delay in consummating the proposed transaction; (ii) the risk that a condition to closing of the proposed transaction may not be satisfied; (iii) the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated or that cause the parties to abandon the proposed transaction; (iv) the effect of the announcement of the proposed transaction on Vistra Energy’s and Dynegy’s relationships with their respective customers and their operating results and businesses generally (including the diversion of management time on transaction-related issues); (v) the risk that the credit ratings of the combined company or its subsidiaries are different from what Vistra Energy and Dynegy expect; (vi) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (vii) the ability of the combined company to execute upon the strategic and performance initiatives contemplated herein (including the risk that Vistra Energy’s and Dynegy’s respective businesses will not be integrated successfully or that the cost savings, synergies and growth from the proposed transaction will not be fully realized or may take longer to realize than expected); (viii) there may be changes in the trading prices of Vistra Energy’s and Dynegy’s common stock prior to the closing of the proposed transaction; and (ix) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Vistra Energy and Dynegy from time to time, including (a) the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Vistra Energy’s prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on May 9, 2017 (as supplemented), and (b) the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in the Dynegy’s annual report on Form 10-K for the fiscal year ended December 31, 2016. Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, neither Vistra Energy nor Dynegy undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra Energy or Dynegy assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Disclaimer Regarding Industry and Market Data Certain industry and market data used in this presentation is based on independent industry publications, government publications, reports by market research firms or other published independent sources. We did not commission any of these publications, reports or other sources. Some data is also based on good faith estimates, which are derived from our review of internal surveys, as well as the independent sources listed above. Industry publications, reports and other sources generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. While we believe that each of these publications, reports and other sources is reliable, we have not independently investigated or verified the information contained or referred to therein and make no representation as to the accuracy or completeness of such information. Forecasts are particularly likely to be inaccurate, especially over long periods of time, and we often do not know what assumptions were used in preparing such forecasts. Statements regarding industry and market data used in this presentation involve risks and uncertainties and are subject to change based on various factors, including those discussed above under the heading “Cautionary Note Regarding Forward-Looking Statements”.

SAFE HARBOR STATEMENTS (CONT’D) Information About Non-GAAP Financial Measures and Items Affecting Comparability “Adjusted EBITDA” (EBITDA as adjusted for unrealized gains or losses from hedging activities, tax receivable agreement obligations, reorganization items, and certain other items described from time to time in Vistra Energy’s or Dynegy’s earnings releases) and “adjusted free cash flow” (cash from operating activities excluding changes in margin deposits and working capital and adjusted for capital expenditures, other net investment activities, preferred stock dividends, and other items described from time to time in Vistra Energy’s or Dynegy’s earnings releases), are “non-GAAP financial measures.” A non-GAAP financial measure is a numerical measure of financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in Vistra Energy’s and Dynegy’ consolidated statements of operations, comprehensive income, changes in stockholders’ equity and cash flows. Non-GAAP financial measures should not be considered in isolation or as a substitute for the most directly comparable GAAP measures. Vistra Energy’s and Dynegy’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Vistra Energy and Dynegy use adjusted EBITDA as a measure of performance and believe that analysis of their businesses by external users is enhanced by visibility to both net income prepared in accordance with GAAP and adjusted EBITDA. Vistra Energy and Dynegy use adjusted free cash flow as a measure of liquidity and believes that analysis of their ability to service their cash obligations is supported by disclosure of both cash provided by (used in) operating activities prepared in accordance with GAAP as well as adjusted free cash flow. However, the items included or excluded from such non-GAAP financial measures are significant in assessing Vistra Energy’s and Dynegy’s operating results and liquidity and should not be considered as measures of discretionary cash available to invest in business growth or for shareholder returns. The schedules attached to this presentation reconcile the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP.

TRANSACTION HIGHLIGHTS Curt Morgan Vistra Energy’s Chief Executive Officer Bob Flexon Dynegy’s Chief Executive Officer

CREATING THE LEADING INTEGRATED POWER COMPANY LEADING INTEGRATED PLATFORM Provides platform to expand Vistra Energy’s integrated ERCOT model Retail platform operating in top retail states (TX, IL, OH, MA, PA) with matching generation Leading positions in retail already established in TX, IL, OH Gas-predominant fleet with 84% of pro forma generation capacity in ERCOT, PJM, and ISO-NE, the leading competitive power markets Projected to have lowest cost structure in the industry IMPROVED RISK PROFILE Improved cash flow risk profile Geographic, fuel, market, and earnings diversification Enhanced cash flow visibility from both retail and capacity markets Strengthens gen-load matching in ERCOT Shift toward CCGT heavy asset mix STRONG BALANCE SHEET AND LIQUIDITY PROFILE 2018 Pro forma Net Debt/EBITDA 3.2x, projected to decline to 2.4x by 2020 ~$3.9bn of liquidity expected at closing > $5bn in excess capital available projected to be generated through 2022 No required refinancing at closing Opportunity to optimize balance sheet over time, including repayment of Dynegy’s remaining 2019 debt maturity at closing CREATING SIGNIFICANT SHAREHOLDER VALUE Projected to create nearly $4bn in incremental equity value: $350mm Recurring EBITDA benefits $65mm Additional recurring Free Cash Flow benefits $2-2.5bn tax synergies, generating $500 – 600mm NPV benefit Multiple capital allocation and growth opportunities

THE LEADING INTEGRATED POWER COMPANY 7 1 Map includes Upton Solar, a development stage solar project, and excludes units announced for planned retirement in 2018. 2 Pro forma 2018E statistics assuming a January 1, 2018 close. Conventional Installed Capacity 40 GWs TWh Generated ~180 TWh Retail Load Sales ~75 TWh Retail Customers ~240,000 C&I ~2.7mm Residential Adjusted EBITDA $2,875 - 3,125mm Adjusted Free Cash Flow $1,415 - 1,665mm YE 2018 Credit Metrics ~3.2x Net debt / EBITDA Liquidity at Closing ~$3.9bn Combined Company Footprint1 COMBINATION CREATES THE LEADING INTEGRATED POWER COMPANY IN TERMS OF SCALE, DIVERSIFICATION, RETAIL SALES AND CREDIT PROFILE Key Projected Stats (Combined)2 Vistra Energy Plants Dynegy Plants Retail Presence Coal Natural Gas (CCGT) Natural Gas (Peakers) Nuclear Solar Coal Natural Gas & Oil (Peakers) Natural Gas (CCGT)

KEY TRANSACTION TERMS Transaction Structure Merger of Dynegy into Vistra Energy with Vistra Energy surviving Tax-free reorganization Does not trigger change of control on Dynegy’s or Vistra Energy’s debt or Vistra Energy’s Tax Receivable Agreement (“TRA”) obligations Consideration 100% stock Each Dynegy share will be exchanged for 0.652 shares of Vistra Energy Pro Forma Ownership 79% Vistra Energy shareholders 21% Dynegy shareholders Share Count (in millions) Vistra Energy fully diluted share count: Dynegy fully diluted share count of 176.42 exchanged at 0.652x: Projected pro forma share count at closing: 433.01 115.1 548.1 Governance Board: 8 from Vistra Energy and 3 from Dynegy Chief Executive Officer: Curt Morgan Estimated Closing As early as Q2 2018 Key Pre-Closing Approvals FTC/DOJ, FERC, PUCT, NYPSC, FCC, Vistra and Dynegy Shareholders Other Headquarters: Irving, TX Additional Retail Offices: Houston, TX; Cincinnati, OH; and Collinsville, Illinois Company Name: Vistra Energy 1 427.6mm shares outstanding per Vistra Energy management + 2.4mm dilution from outstanding RSUs + 0.5mm dilution from outstanding PSUs +2.4mm dilution from options (8.6mm outstanding options with a weighted average exercise price of $14.42). Dilution based on Vistra Energy share price of $20.30 as of October 27, 2017. 2 131.4mm shares outstanding + 1.3mm dilution from outstanding RSUs + 1.6mm dilution from PSUs, 0.7mm dilution from options (based on treasury stock method), 12.9mm dilution from mandatory preferred stock due in 2017 and 28.5mm dilution from Tangible Equity Units (“TEUs”) due in 2019 per Dynegy management.

TRANSACTION BENEFITS Transaction expected to create significant value for both Dynegy and Vistra Energy shareholders 1 Dynegy had a share price of $11.22 as of October 27, 2017, compared to the transaction value of $13.24 based on Vistra Energy's closing stock price as of October 27, 2017. Improved Risk Profile Greater EBITDA and cash flow visibility from capacity markets Maintains balance sheet strength and credit profile Increased stock liquidity Rebalances generation portfolio towards gas-fueled assets with advantageous access to fuel Less exposure to natural gas prices Dilutes single ISO market and regulatory risk Significantly improves credit profile 6.2x net debt to EBITDA at YE 2017 to an estimated 3.2x at YE 2018 pro forma Integrated platform reduces risk to commodity price volatility Capacity and retail equals ~50% of gross margin Greater exposure to ERCOT market Value Creation Increased scale with value creation from projected synergies and operational improvements Led by team with strong track record of achieving cost savings Geographic, fuel, market and earnings diversification Benefits of capacity markets Platform for retail and renewables growth Premium for shareholders1 Pro rata share of projected synergies and operational improvements All stock consideration provides upside to market improvements and further efficiencies Greatly accelerates Dynegy’s strategy of developing an integrated platform

The pro forma company is expected to produce ~65% of 2018 generation adjusted EBITDA from natural gas assets and ~50% of 2018 gross margin from capacity revenues and retail margin EARNINGS DIVERSIFICATION 2018E Generation EBITDA Contribution (by Fuel Type) 2018E Generation EBITDA Contribution (by Market) Vistra Energy Dynegy Pro Forma 2018E Gross Margin Contribution (by Revenue Source) Energy Margin Energy Margin

DIVERSIFICATION AND SCALE 2018E Fuel Diversification (By Capacity) 2018E Market Diversification (By Capacity) Source: Company Investor Presentations, SNL. Note: Vistra Energy and Dynegy pro forma for announced retirements and purchases. Scale All-In Wholesale Costs1 ($/MWh) Retail Business Costs ($/RCE)2 Vistra Energy Dynegy Pro Forma 1 All-in wholesale costs includes SG&A, O&M and maintenance capex and excludes nuclear. 2 “RCE” defined as Residential Customer Equivalent, on a Delivered RCE Basis. 3 Includes $350mm of projected annual run-rate EBITDA value levers and $20mm of projected capex savings. 3

SIGNIFICANT VALUE CREATION Transaction is projected to create nearly $4bn in incremental equity value; efforts led by team with strong track record of achieving cost savings Headquarters consolidation Streamlining of governance and management structures Consolidation of corporate staffing Implementation of fleet-wide best-in-class operating practices Procurement optimization EBITDA Value Levers: $350mm/yr Free Cash Flow Value Levers: $65mm/yr1 Capital structure efficiency Rationalization of Revolver and LC facilities Utilization of excess capital for debt repayment Capital expenditure efficiencies Dynegy NOL retained by combined company, subject to limitations Expected case: 382 statutory limitation + Net Unrealized Built-In Gain amortized over 5 years Potential for further utilization Tax Synergies: $2.0 – 2.5bn Undiscounted Notional Indicative Equity Value of Projected Value Levers EBITDA Value Levers ($350mm x 8 Multiple) $2,800mm Free Cash Flow Value Levers ($65mm @ 12% FCF Yield) $550mm Tax Synergies (NPV @ 8%) $500-600mm Total $3,850-3,950mm Pro forma shares outstanding ~ 548mm 1 After tax.

VALUE LEVERS BUILDOUT Full run-rate EBITDA value levers of $350mm expected to be achieved within 12 months of closing Projected EBITDA Synergies $225mm Projected Operational Improvements $125mm ($ in millions) Projected Additional Run-rate FCF Value Levers Projected NPV of Tax Synergies Projected Run-rate EBITDA Value Levers $500 $600

LONG-TERM VALUE CREATION ~$14bn in adjusted EBITDA expected to be generated between 2018 - 2022 PROJECTED AT ~$5.5bn The pro forma company is projected to generate ~$5.5bn of excess capital that can be allocated towards balance sheet improvements

FINANCIAL HIGHLIGHTS Bill Holden Vistra Energy’s Chief Financial Officer

INDICATIVE PRO FORMA METRICS Combined company is projected to benefit from $350mm of annual EBITDA value levers, an additional $65mm of annual FCF value levers, and $500-600mm of present value of tax synergies ($ in millions) Vistra Energy1 Dynegy2 FCF Improvements3,4 Indicative Pro Forma Adjusted FCF5 Vistra Energy1 Dynegy2 50% of Run-Rate EBITDA Value Levers3 Indicative Pro Forma Adjusted EBITDA5 Projected run-rate EBITDA value levers of $350mm 1 Source: Vistra Energy management. 2 Source: Dynegy management. Excludes any benefit from the recently enacted operational improvement program. 3 Assumes January 1, 2018 close and accounts for ramp to full run-rate EBITDA value levers (full run-rate expected to be achieved within 12 months of closing). 4 Sum of FCF value levers and EBITDA value levers, including 2018E NOL utilization, excludes one-time items to achieve and other one-time items. 5 Pro forma entity adjusted EBITDA and adjusted FCF ranges narrowed. 2018 Adj. EBITDA 2018 Adj. Free Cash Flow Pro forma FCF implies a FCF conversation ratio of ~50% ($ in millions)

STRONG COMBINED CREDIT PROFILE Combined company is expected to have a strong credit profile with long-term gross debt / EBITDA target projected to be achieved by year-end 2019 YE 2018 YE 2019 YE 2018 YE 2019 YE 2020 YE 2020 Gross Debt / EBITDA Net Debt / EBITDA

SIGNIFICANT PRO FORMA LIQUIDITY 1 Numbers in table may not tie due to rounding. 2 In every instance where estimated liquidity of ~$3.9bn is referenced in this presentation, the closing date is assumed to be April 30, 2018. ~$3.9bn of pro forma liquidity projected to be available at transaction close ($ in billions) PF Liquidity Vistra Energy Revolver & LC Facility Capacity $0.9 Dynegy Revolver & LC Facility Capacity 1.5 Total Revolver Capacity $2.3 Total Unrestricted Cash $1.6 Total Liquidity $3.9 ~$3.9bn of expected pro forma available liquidity upon transaction close ~$1.6bn of cash and cash equivalents ~$2.3bn of availability under revolver and L/C facilities Cash balances reflect expected cash utilization at closing for: Redemption of remaining $850mm of Dynegy’s notes due November 2019 Retirement of Vistra Energy’s $650mm funded L/C facility Pro Forma Liquidity1 Expected Liquidity2

THE LEADING INTEGRATED POWER COMPANY Unmatched Scale in Key Markets Translates to Lowest Cost Operations in Industry Industry-Leading Retail Electric Provider with Significant Presence in Key Markets A move to gas in ERCOT matched with the Premier Retailer and the Leading CCGT Fleet in PJM and ISO-NE Improved Risk Profile via Earnings Diversification and Enhanced Cash Flow Visibility Continued balance sheet leadership with 3.2x net debt / EBITDA at YE 2018 projected to decline to 2.4x by YE 2020 >$5bn in Excess Capital Projected to be generated through 2022 Value Levers and Tax Synergies Projected to Create ~$4bn in Equity Value

APPENDIX

TRANSACTION STRUCTURE Transaction structured to minimize leakage while creating significant value for all shareholders CombinedCo1 Old Dynegy Shareholders Old Vistra Energy Shareholders Vistra Energy Subsidiaries2 79% 21% Dynegy Subsidiaries Description Dynegy merges with and into Vistra Energy, with Vistra Energy as the surviving entity Vistra Energy shareholders and Dynegy shareholders receive 79% and 21% of the combined company’s equity, respectively Key Tax Considerations Tax-free merger No acceleration of Vistra Energy TRA Rights Key Debt Considerations Direct merger of Vistra Energy and Dynegy does not trigger Change of Control provisions Credit Facilities Existing RCFs at Vistra Energy and Dynegy Opportunistically refinance RCFs Pro Forma Transaction Structure Transaction Structure Overview 1 Existing Dynegy debt. 2 Existing Vistra Energy debt. Vistra Energy subsidiaries are expected to be designated as excluded project subsidiaries under Dynegy Credit Agreement. Vistra Energy subsidiaries are not expected to be guarantors under any Dynegy debt facility.

PRO FORMA FLEET ASSET DETAILS Note: Monticello, Big Brown, Sandow, Stuart and Killen expected to be retired in 2018. Asset Location ISO Technology Primary Fuel Net Capacity Ownership Interest Moss Landing 1&2 Moss Landing, CA CAISO CCGT Gas 1,020 100% Oakland Oakland, CA CAISO ST Oil 165 100 Total CAISO         1,185   Forney Forney, TX ERCOT CCGT Gas 1,912 100 Lamar Paris, TX ERCOT CCGT Gas 1,076 100 Odessa Odessa, TX ERCOT CCGT Gas 1,054 100 Ennis Ennis, TX ERCOT CCGT Gas 366 100 Hays San Marcos, TX ERCOT CCGT Gas 1,047 100 Midlothian Midlothian, TX ERCOT CCGT Gas 1,596 100 Wise Poolville, TX ERCOT CCGT Gas 787 100 Big Brown Fairfield, TX ERCOT ST Coal 1,150 100 Martin Lake Tatum, TX ERCOT ST Coal 2,250 100 Monticello Mount Pleasant, TX ERCOT ST Coal 1,880 100 Oak Grove Franklin, TX ERCOT ST Lignite 1,600 100 Sandow Rockdale, TX ERCOT ST Lignite 1,137 100 Coleto Creek Goliad, TX ERCOT ST Coal 650 100 Decordova Granbury, TX ERCOT CT Gas 260 100 Graham Graham, TX ERCOT CT Gas 630 100 Lake Hubbard Dallas, TX ERCOT CT Gas 921 100 Morgan Creek Colorado City, TX ERCOT CT Gas 390 100 Permian Basin Monahans, TX ERCOT CT Gas 325 100 Stryker Creek Rusk, TX ERCOT CT Gas 685 100 Trinidad Trinidad, TX ERCOT CT Gas 244 100 Wharton Boling, TX ERCOT CT Gas 83 100 Comanche Peak Glen Rose, TX ERCOT Nuclear Nuclear 2,300 100 Total ERCOT         22,343   Coffeen Coffeen, IL MISO / PJM ST Coal 915 100% Duck Creek Canton, IL MISO / PJM ST Coal 425 100 Edwards Bartonville, IL MISO / PJM ST Coal 585 100 Joppa/EEI Joppa, IL MISO ST Coal 802 80 Newton Newton, IL MISO / PJM ST Coal 615 100 Joppa CT 1-3 Joppa, IL MISO CT Gas 165 100 Joppa CT 4-5 Joppa, IL MISO CT Gas 56 80 Total IPH         3,563

PRO FORMA FLEET ASSET DETAILS (CONT’D) Note: Monticello, Big Brown, Sandow, Stuart and Killen expected to be retired in 2018. Asset Location ISO Technology Primary Fuel Net Capacity Ownership Interest Baldwin Baldwin, IL MISO ST Coal 1,185 100% Havana Havana, IL MISO ST Coal 434 100 Hennepin Hennepin, IL MISO ST Coal 294 100 Total MISO         1,913   Independence Oswego, NY NYISO CCGT Gas 1,212 100% Total NYISO         1,212   Bellingham Bellingham, MA ISO-NE CCGT Gas 566 100% Bellingham NEA Bellingham, MA ISO-NE CCGT Gas 157 50 Blackstone Blackstone, MA ISO-NE CCGT Gas 544 100 Casco Bay Veazie, ME ISO-NE CCGT Gas 543 100 Lake Road Dayville, CT ISO-NE CCGT Gas 827 100 MASSPOWER Indian Orchard, MA ISO-NE CCGT Gas 281 100 Milford Milford,CT ISO-NE CCGT Gas 600 100 Total ISO-NE         3,518   Fayette Masontown, PA PJM CCGT Gas 726 100 Hanging Rock Ironton,OH PJM CCGT Gas 1,430 100 Hopewell Hopewell, VA PJM CCGT Gas 370 100 Kendall Minooka, IL PJM CCGT Gas 1,288 100 Liberty Eddystone, PA PJM CCGT Gas 607 100 Ontelaunee Reading, PA PJM CCGT Gas 600 100 Sayreville Sayreville, NJ PJM CCGT Gas 170 50 Washington Beverly, NJ PJM CCGT Gas 711 100 Killen Manchester, OH PJM ST Coal 204 33 Kincaid Kincaid, IL PJM ST Coal 1,108 100 Miami Fort 7 & 8 North Bend, OH PJM ST Coal 653 64 Northeastern McAdoo, PA PJM ST Coal 52 100 Stuart Aberdeen, OH PJM ST Coal 679 39 Zimmer Moscow, OH PJM ST Coal 971 72 Calumet Chicago, IL PJM CT Gas 380 100 Dicks Creek Monroe, OH PJM CT Gas 155 100 Miami Fort (CT) North Bend, OH PJM CT Oil 77 100 Pleasants Saint Marys, WV PJM CT Gas 388 100 Richland Defiance, OH PJM CT Gas 423 100 Stryker Stryker, OH PJM CT Oil 16 100 Total PJM         11,008   Total Capacity         44,742   Development Stage Upton Solar 2 Upton County, TX ERCOT Solar Solar 180 100%

VISTRA ENERGY REG G RECONCILIATION 2018 ADJUSTED EBITDA VISTRA ENERGY CORP. ADJUSTED EBITDA GUIDANCE RECONCILIATION (Unaudited) (Millions of Dollars)     Year Ended December 31, 2018         Low   High Net Income   $ 150   $ 248 Income tax expense   127   179 Interest expense and related charges   176   176 Depreciation and amortization   660   660 EBITDA before adjustments   $ 1,113   $ 1,263 Unrealized net (gain) loss resulting from hedging transactions   44   44 Generation plant retirement expenses   24   24 Fresh start accounting impacts   36   36 Reorganization and restructuring expenses   3   3 Other, net   80   80 Adjusted EBITDA $ 1,300   $ 1,450 Amounts do not reflect expected benefits from cost improvement initiatives or merger synergies, nor do they reflect expected merger transaction costs.

VISTRA ENERGY REG G RECONCILIATION 2018 ADJUSTED FREE CASH FLOW VISTRA ENERGY CORP. FREE CASH FLOW GUIDANCE RECONCILIATION (Unaudited) (Millions of Dollars)   Year Ended December 31, 2018     Low   High Adjusted EBITDA $ 1,300     $ 1,450 Interest payments (203)   (203) Tax payments (22)   (22) Working capital and margin deposits 50     50 Reclamation and remediation (121)   (121) Other changes in operating assets and liabilities   5     5 Cash provided by operating activities $ 1,010     $ 1,160 Capital expenditures including nuclear fuel (363)   (363) Solar development expenditures (29)   (29) Other net investing activities (20)   (20) Free cash flow $ 598     $ 748 Working capital and margin deposits (50)   (50) Solar development expenditures 29     29 Generation plant retirement expenses 24     24 Adjusted free cash flow $ 600     $ 750 Amounts do not reflect expected benefits from cost improvement initiatives or merger synergies, nor do they reflect expected merger transaction costs.

DYNEGY REG G RECONCILIATION 2018 ADJUSTED EBITDA and FCF DYNEGY INC. REG G RECONCILIATIONS – 2018 GUIDANCE (Unaudited) (Millions of Dollars) The following table provides summary financial data regarding our 2018 Adjusted EBITDA and  Adjusted Free Cash Flow guidance: Dynegy Consolidated     Low   High Net income (loss) (1) Plus / (Less): $ (30)     $ 130   Interest expense 580   600 Depreciation and amortization expense 800   820 EBITDA and Adjusted EBITDA (2) $ 1,350     $ 1,550   Cash interest payments (565)   (565) Other cash items (75)   (75) Cash Flow from Operations $ 710     $ 910   Maintenance capital expenditures (245)   (245) Environment capital expenditures (15)     (15)   Adjusted Free Cash Flow (2) $ 450     $ 650   For purposes of our 2018 guidance, fair value adjustments related to derivatives and our common stock warrants are assumed to be zero. EBITDA, Adjusted EBITDA and Adjusted Free Cash Flow are non-GAAP measures. Please refer to Item 2.02 of our Form 8-K filed on November 1, 2017, for definitions, utility and use of such non-GAAP financial measures. Amounts do not reflect expected benefits from cost improvement initiatives or merger synergies, nor do they reflect expected merger transaction costs.

IMPORTANT INFORMATION Additional Information About the Transaction and Where to Find It This communication relates to the proposed merger pursuant to the terms of the Agreement and Plan of Merger, dated as of October 29, 2017, by and between Vistra Energy and Dynegy. The proposed transaction will be submitted to the respective stockholders of Dynegy and Vistra Energy for their consideration. In connection with the proposed merger, Vistra Energy expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Vistra Energy and Dynegy that also constitutes a prospectus of Vistra Energy (the “joint proxy statement”), which joint proxy statement will be mailed or otherwise disseminated to Vistra Energy stockholders and Dynegy stockholders when it becomes available. Vistra Energy and Dynegy also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VISTRA ENERGY, DYNEGY, THE PROPOSED MERGER AND RELATED MATTERS. You may obtain a free copy of the joint proxy statement and other relevant documents (if and when they become available) filed by Vistra Energy and Dynegy with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Vistra Energy with the SEC will be available free of charge on Vistra Energy’s website at www.vistraenergy.com or by contacting Vistra Energy Investor Relations at 214-812-0046 or at investor@vistraenergy.com. Copies of the documents filed by Dynegy with the SEC will be available free of charge on Dynegy’s website at www.dynegy.com or by contacting Dynegy Investor Relations at (713) 507-6466 or at ir@dynegy.com. Certain Information Regarding Participants in the Solicitation Vistra Energy and Dynegy and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. You can find information about Vistra Energy’s directors and executive officers in Vistra Energy’s prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on May 9, 2017 (as supplemented), and on its website at www.vistraenergy.com. You can find information about Dynegy’s directors and executive officers in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 30, 2017, and on its website at www.dynegy.com. Additional information regarding the interests of such potential participants will be included in the joint proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Vistra Energy or Dynegy using the sources indicated above. No Offer of Solicitation This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

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